  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2014

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-54377

Maryland	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, California 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.
Agreement and Plan of Merger
On November 21, 2014, Griffin Capital Essential Asset REIT, Inc. (the "Registrant"), Griffin SAS, LLC ("Merger Sub"), a wholly owned subsidiary of the Registrant, and Signature Office REIT, Inc. ("Signature") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, subject to the satisfaction or waiver of certain conditions, Signature will be merged with and into Merger Sub (the "Merger"), with Merger Sub surviving the Merger as a wholly owned subsidiary of the Registrant.
Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the date and time the Merger becomes effective (the "Effective Time"), each share of common stock, par value $0.01, of Signature issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 2.04 (the "Exchange Ratio") shares of common stock, par value $0.001 per share, of the Registrant (the "Registrant Stock"). The Exchange Ratio was determined as a result of negotiations between the Registrant's board of directors and Signature's board of directors (which consists solely of independent directors), with the assistance of separate financial advisors. The Merger Agreement and the Merger and the other transactions contemplated in the Merger Agreement have been unanimously approved by the board of directors of the Registrant and the board of directors of Signature on November 21, 2014.
Assuming all of the conditions to the Merger are satisfied and the Merger is consummated in accordance with the terms in the Merger Agreement, the Registrant will acquire all of the real estate owned by Signature, consisting of 15 buildings located in eight states, comprising a total of approximately 2.6 million square feet. A summary of Signature's real estate portfolio is as follows (as of November 1, 2014):

Property	Major Tenant	% Leased	% Leased by Major Tenant	Year Built	Approx. Square Feet	Year of Lease Expiration(1)
2275 Cabot Drive Lisle, IL	McCain Foods USA, Inc.	100%	100.0%	1996	94,000	2021
333 East Lake Street Bloomingdale, IL	BFS Retail & Commercial Operations, LLC	97.9%	97.9%	2001	71,000	2018
Franklin Center Columbia, MD(2)	Leidos Holdings, Inc.	100%	99.0%	2008	201,000	2019
7601 Technology Way Denver, CO	Jackson National Life Insurance Company	100%	100.0%	1997	183,000	2017
4650 Lakehurst Court Columbus, OH	Qwest Communications Company, LLC	100%	100.0%	1990	165,000	2022
Miramar Centre II Miramar, FL	Humana Medical Plan Inc.	100%	100.0%	2001	96,000	2017
Duke Bridges I Frisco, TX	T-Mobile West Corporation	100%	82.7%	2006	158,000	2017
Westway II Houston, TX	VetcoGray, Inc.	100%	77.1%	2009	242,000	2019
Westway One Houston, TX	Cameron Solutions, Inc.	100%	89.4%	2007	144,000	2017
66 Perimeter Center East Atlanta, GA	State Farm Mutual Automobile Insurance Company	91.3%	84.5%	1971	199,000	2023
64 Perimeter Center East Atlanta, GA	State Farm Mutual Automobile Insurance Company	96.5%	86.7%	1985	385,000	2023
South Lake at Dulles Herndon, VA	Time Warner Cable, Inc.	100%	99.5%	2008	268,000	2019
Royal Ridge V Irving, TX(3)	JPMorgan Chase Bank NA	100%	100.0%	2005	120,000	2015
Duke Bridges II Frisco, TX	T-Mobile West Corporation	100%	100.0%	2006	126,000	2017
Four Parkway North Deerfield, IL	CF Industries Holdings, Inc.	100%	50.0%	1999	172,000	2019
Total					2,624,000

(1)	For multi-tenant buildings, the year shown represents either the weighted average year of lease expiration or the year of lease expiration for the major tenant.

(2)
Leidos Holdings, Inc. has exercised their first contraction option in the lease, which includes the entire sixth floor effective 12/31/14, and has paid Signature a $1.0 million fee in connection therewith. The resulting leased percentage will be 85.4% as of January 1, 2015.

(3)
JPMorgan Chase exercised its contraction option in the lease to opt out of two floors in June 2014, agreed to terminate the remaining floor, and paid Signature a $1.8 million termination fee. Both options are effective January 23, 2015 and would result in the leased percentage decreasing to 0%.

The Registrant and Signature each made certain customary representations, warranties, and covenants in the Merger Agreement, including, among others, covenants by each party to conduct its business in all material respects in the ordinary course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Merger. Signature has agreed to certain covenants prohibiting Signature from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.
The consummation of the Merger is subject to certain customary closing conditions, including, among others, approval of the Merger by the Signature stockholders, the absence of certain legal impediments to the consummation of the Merger, the effectiveness of a registration statement on Form S-4 to be filed by the Registrant in connection with the Merger, the absence of a material adverse effect on either the Registrant or Signature, and compliance by the Registrant, Merger Sub, and Signature with their respective obligations under the Merger Agreement, including the receipt of tax opinions relating to REIT status and the tax-free nature of the transaction.
The Merger Agreement may be terminated under certain circumstances by both the Registrant and Signature. Upon termination, if such termination occurs under certain specified circumstances, Signature may be required to pay the Registrant a termination fee of $20 million. The Merger Agreement also provides that one party may be required to reimburse the other party's transaction expenses, not to exceed $3 million, if the Merger Agreement is terminated under certain circumstances.
Pursuant to the terms of the Merger Agreement, Signature is entitled to appoint a non-voting observer representative (the "Observer") to attend and participate in meetings of the Registrant's board of directors and committees thereof. During the Observer Period (as defined in the Merger Agreement), the Observer will be entitled to all meeting fees and cash compensation as if the Observer were an independent director member of the Registrant's board of directors and each of the committees thereof, as such cash compensation may be modified from time to time, and will be reimbursed for the reasonable, documented out-of-pocket expenses incurred in connection with attendance at board and committee meetings. Pursuant to the terms of the Merger Agreement, the Registrant will enter into a Board Observer and Indemnification Agreement with the Observer, which is attached as Exhibit A to the Merger Agreement.
Additional Information
The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Board Observer and Indemnification Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the Board Observer and Indemnification Agreement attached as Exhibit A to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
General
The Merger Agreement has been filed herewith to provide investors with information regarding the terms of the Merger, and the other transactions contemplated by the Merger Agreement. The Merger Agreement is not intended to provide any other factual information about the Registrant, Signature or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Registrant or Signature in its respective public reports filed with the U.S. Securities and Exchange Commission ("SEC"). The Merger Agreement contains representations and warranties of the Registrant and Signature. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement, and are qualified by information in disclosure schedules that the parties have exchanged in connection with the execution of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Registrant, Signature, and their respective subsidiaries that are included in reports, statements and other filings made with the SEC.
Item 7.01.    Regulation FD Disclosure
On November 24, 2014, the Registrant issued a press release announcing that the Registrant entered into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
In addition, on November 24, 2014, the Registrant posted to its website (http://www.griffincapital.com/griffin-capital-essential-asset-reit) an investor presentation prepared by the Registrant and Signature containing certain information related to the proposed Merger. A copy of the investor presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of the Registrant and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the proposed Merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Merger or failure to satisfy other conditions to completion of the Merger; (3) the inability to complete the Merger within the expected time period or at all, including due to the failure to obtain the approval of the Signature stockholders or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed Merger; (5) the effect of the announcement of the Merger on the Registrant's or Signature's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither Signature nor the Registrant guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in the Registrant’s and Signature’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2013. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that the Registrant and Signature will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, the Registrant does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.
Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. The Registrant and Signature expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE REGISTRANT AND SIGNATURE IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REGISTRANT, SIGNATURE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing the Registrant's website (http://www.griffincapital.com/griffin-capital-essential-asset-reit) or by accessing Signature's website (http://www.signaturereit.com). Investors may also read and copy any reports, statements and other information filed by the Registrant or Signature with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Participants in the Proxy Solicitation:

Information regarding the Registrant's directors and executive officers is available in its proxy statement filed with the SEC by the Registrant on April 18, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding Signature’s directors and executive officers is available in its proxy statement filed with the SEC by Signature on May 20, 2014 in connection with its 2014 annual meeting of stockholders. Certain directors and executive officers of Signature and other persons may have direct or indirect interests in the Merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the Merger. If and to the extent that any of the Signature participants will receive any additional benefits in connection with the Merger, the details of those benefits will be described in the Joint Proxy Statement/Prospectus relating to the Merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Signature and its executive officers and directors in the Merger by reading the Joint Proxy Statement/Prospectus regarding the Merger when it becomes available.
Item 9.01.     Financial Statements and Exhibits
(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of November 21, 2014, by and among Griffin Capital Essential Asset REIT, Inc., Griffin SAS, LLC, and Signature Office REIT, Inc.*
99.1    Griffin Capital Essential Asset REIT, Inc. Press Release dated November 24, 2014
99.2    Investor Presentation dated November 24, 2014

*
Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K, which include the Company Disclosure Letter and the Parent Disclosure Letter (as defined in the Merger Agreement). The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and attachments upon request by the SEC.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: November 24, 2014	By:	/s/ Joseph E. Miller
Joseph E. Miller
Chief Financial Officer and Treasurer